Filed pursuant to Rule 497(e)

Registration Nos. 333-265972; 811-23812

SRH U.S. Quality ETF

(NYSE Arca: SRHQ)

a series of Elevation Series Trust (the “Trust”)

Supplement Dated July 20, 2023 to the

Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated October 5, 2022

Change in Sub-Adviser

At a meeting of the Board of Trustees of the Trust (the “Board”) held on April 19, 2023, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940), approved a new investment sub-advisory agreement on behalf of the Fund with Paralel Advisors LLC, the Fund’s investment adviser, and Vident Advisory, LLC (“VA”). Vident Investment Advisory, LLC (“VIA”) served as the Fund’s sub-adviser until July 14, 2023 when the new investment sub-advisory agreement with VA took effect. There are no changes in any portfolio manager, investment objective, principal investment strategy, or investment policies in connection with the change in sub-adviser. Under the new investment sub-advisory agreement, VA will receive the same compensation that VIA received under the prior investment sub-advisory agreement, which will continue to be paid by Paralel Advisors LLC, not the Fund.

The change in sub-adviser was necessitated by a transaction between Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, and VA (the “Transaction”). As part of the Transaction, VIA was wound up and all of its assets and liabilities were transferred to VA. MM VAM, LLC is an entity controlled by Casey Crawford and therefore Mr. Crawford effectively controls VA.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into sub-advisory agreements without a shareholder vote under certain conditions. An Information Statement will be sent to shareholders of the Fund that will include information about the new sub-advisory agreement.

Any references to Vident Investment Advisory, LLC as sub-adviser to the Fund in the Prospectus and SAI are hereby replaced with Vident Advisory, LLC.

You should read this Supplement in conjunction with the Fund’s Prospectus and SAI each dated October 5, 2022. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-877-524-9155.

Please retain this Supplement for future reference.